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                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                           -------------------------

                                  FORM 8-K/A

                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) February 12, 1998

                     EASTERN ENVIRONMENTAL SERVICES, INC.
                     ------------------------------------
                (Exact name of issuer as specified in charter)

          Delaware                0-16102                 59-2840783
       (State or Other           Commission             (I.R.S. Employer
       Jurisdiction of           File Number             Identification
        Incorporation)                                      Number)

               1000 Crawford Place, Mt. Laurel, New Jersey 08054
                   (Address of principal executive offices)

                                (609) 235-6009
             (Registrant's telephone number, including area code)

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Item 2. Acquisition or Disposition of Assets.
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      On February 12, 1998, Eastern Environmental Services, Inc. (the
"Registration") consummated the acquisition of Kelly Run Sanitation, Inc. ("Kelly Run") pursuant to the terms of a Stock Purchase Agreement (the "Agreement") dated November 19, 1997, as amended February 12, 1998. The Agreement, between the Registrant and United Waste Systems, Inc. ("United Waste" or "Seller") provided for the acquisition of all the outstanding shares of stock of Kelly Run, a wholly owned subsidiary of United Waste. The Seller is not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement and its subsequent amendment, which are incorporated as Exhibits 10.1 and 10.2, respectively.

      At closing under the Stock Purchase Agreement as amended, Registrant purchased all of the outstanding stock of Kelly Run for consideration of 250,000 unregistered shares of the Registrant's common stock valued at $19.20 per share. The acquisition is accounted for using the "purchase" method of accounting.

      Kelly Run Sanitation, Inc. owns the assets and liabilities relating to the Kelly Run Landfill, a 385 acre Subtitle D solid waste disposal facility located in southwestern Pennsylvania. The acquired assets include landfill equipment, permits and real estate used in the operation of the landfill. The Registrant intends to continue to operate the business owned by Kelly Run Sanitation, Inc. Substantially, all liabilities, including landfill closure and post-closure liabilities, were assumed by the Registrant, except for the lability to close the Phase II portion of the landfill and certain intercompany liabilities which remain the responsibility of the Seller.
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Item 7. Financial Statements, Pro Forma
        Financial Information and Exhibits.
        -----------------------------------

     In its Current Report on Form 8-K, filed on February 26, 1998, the Registrant stated that the required financial statements of Kelly Run Sanitation, Inc. would be filed within the time period required in accordance with the applicable regulations under the Securities and Exchange Act of 1934. However, after reviewing the financial statements of Kelly Run Sanitation, Inc., the Registrant has concluded that Securities and Exchange Act rules do not require the filing of financial statements with respect to the acquired companies. Accordingly, the Registrant is not filing financial statements herewith.

                Signature
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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Eastern Environmental Services, Inc.

Date: April 27, 1998                        By: /s/ Gregory M. Krzemien
                                                --------------------------------
                                                    Gregory M. Krzemien
                                                    Financial Officer